UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 2, 2024

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Civitas Resources, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2024 (the “Original Report”). As previously disclosed in the Original Report, on January 2, 2024, the Company completed its acquisition of certain oil and gas properties, interests and related assets located in Glasscock, Martin, Midland, Reagan and Upton Counties, Texas from Vencer Energy, LLC, a Delaware limited liability company (“Vencer”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited financial statements of Vencer as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 and (ii) the unaudited pro forma condensed combined financial information of the Company as of December 31, 2023 and for the year ended December 31, 2023. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited balance sheet of Vencer as of December 31, 2023 and 2022 and the audited statements of operations, changes in members’ equity, and cash flows for the years ended December 31, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of December 31, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent auditors for Vencer Energy, LLC.
99.1	Audited Financial Statements of Vencer Energy, LLC as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Civitas Resources, Inc. as of December 31, 2023 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 15, 2024		Civitas Resources, Inc.

		By:	/s/ Adrian Milton
		Name:	Adrian Milton
		Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary